UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: September 30, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	September 30, 2014

CLEARBRIDGE

INTERNATIONAL SMALL CAP FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term growth of capital.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge International Small Cap Fund for the twelve-month reporting period ended September 30, 2014. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

October 31, 2014

II	ClearBridge International Small Cap Fund

Investment commentary

Economic review

Since the end of the Great Recession, the U.S. economy has expanded at a slower than usual pace, compared to recent history. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce’s revised figures, was 4.5% during the third quarter of 2013, its best reading since the fourth quarter of 2011. During the twelve months ended September 30, 2014 (the “reporting period”), the severe winter weather of January and February played a key role in a sharp reversal in the economy, a 2.1% contraction during the first quarter of 2014. This was the first negative GDP report in three years. Negative contributions were widespread: private inventory investment, exports, state and local government spending, nonresidential and residential fixed investment. Thankfully, this setback was very brief, as second quarter GDP growth was 4.6%, suggesting the recovery has some resilience and continues to recover from the severe consequences of the Great Recession. The second quarter rebound in GDP growth was driven by several factors, including an acceleration in personal consumption expenditures (“PCE”), increased private inventory investment and exports, as well as an upturn in state and local government spending. After the reporting period ended, the Department of Commerce’s initial estimate for third quarter GDP growth was 3.5%, driven by contributions from PCE, exports, nonresidential fixed investment and government spending.

The U.S. manufacturing sector continued to support the economy during the reporting period. Based on figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all twelve months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After readings of 56.6 and 57.0 in October and November 2013, respectively, the PMI was 56.5 in December. The PMI then fell to 51.3 in January 2014, its weakest reading since May 2013. PMI peaked in August 2014, with a reading of 59.0, representing its highest reading since March 2011. While PMI dipped to 56.6 in September, fifteen of the eighteen industries within the PMI expanded during the month.

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.2%. Unemployment fell to 7.0% in November 2013 and generally declined over the next several months, reaching a low of 5.9% in September 2014. This represented the lowest level since July 2008. Falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 62.7% in September 2014, its lowest level since 1978.

Growth outside the U.S. was mixed in many countries. In its October 2014 World Economic Outlook, released after the reporting period ended, the International Monetary Fund (“IMF”) said “Despite setbacks, an uneven global recovery continues. In advanced economies, the legacies of the pre-crisis boom and the subsequent crisis, including high private and public debt, still cast a shadow on the recovery. Emerging markets are adjusting to rates of economic growth lower than those reached in the pre-crisis boom and the post-crisis recovery. Overall, the pace of recovery is becoming more country specific.“ From a regional perspective, the IMF forecasts 2014 growth

ClearBridge International Small Cap Fund	III

Investment commentary (cont’d)

will be 0.8% in the Eurozone, versus -0.4% in 2013. Japan’s economy is projected to expand 0.9% in 2014, compared to 1.5% in 2013. Elsewhere the IMF projects that overall growth in emerging market countries will decelerate in 2014, with expected growth of 4.4% versus 4.7% in 2013.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. Following the meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.” At each of the Fed’s next six meetings (January, March, April, June, July and September 2014), it announced further $10 billion tapering of its asset purchases. Finally, at its meeting that ended on October 29, 2014, after the reporting period ended, the Fed announced that its asset purchase program had concluded. The Fed also said that it “currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth. In May 2013, before the beginning of the reporting period, the ECB cut rates from 0.75% to 0.50%. The ECB then lowered the rates to a new record low of 0.25% in November 2013. On June 5, 2014, the ECB made a number of additional moves in an attempt to support the region’s economy and ward off deflation: The ECB reduced rates to a new low of 0.15% and announced it would charge commercial banks 0.10% to keep money at the ECB. This “negative deposit rate” was aimed at encouraging commercial banks to lend some of their incremental cash which, in turn, could help to spur growth. On September 4, 2014, the ECB reduced rates to yet another record low of 0.05% and it began charging commercial banks 0.20% to keep money at the ECB. Furthermore, ECB President Draghi said the ECB would start purchasing securitized loans and covered bonds in October 2014. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. Elsewhere, the People’s Bank of China kept rates on hold at 6.0%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

October 31, 2014

IV	ClearBridge International Small Cap Fund

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

ClearBridge International Small Cap Fund	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term growth of capital. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-capitalization companies or other investments with similar economic characteristics. The Fund may also invest in equity securities of medium- and large-capitalization issuers. The Fund will invest substantially all its assets outside the United States. The Fund may invest in securities of foreign companies either directly or through depositary receipts representing an interest in those securities. The Fund may invest in securities denominated in foreign currencies.

We employ a quantitative screening process to identify stocks believed to be undervalued and a fundamental analysis process to highlight stocks that we believe will appreciate in the long term. Under normal circumstances, the Fund may invest up to 20% of its net assets in debt securities of U.S. and foreign corporate and governmental issuers. The Fund may invest in all types of debt securities of any maturity or credit quality.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the twelve-month reporting period ended September 30, 2014, equity markets advanced across varied market capitalization, sectors and regions in an environment characterized by slow global economic growth coupled with generally stimulative monetary policies from central banks in Europe, Asia, and the United States. Notably, the Federal Reserve Board (“Fed”)i began to rein in its policy early in 2014 by reducing its bond buying program and signaling a tightening of monetary conditions to follow in 2015. Economic growth was uneven and somewhat ‘bumpy’ across the globe during the reporting period. A lack of economic normalcy during this stage of the economic recovery appeared evident as reflected by indicators tied to wage growth, business confidence, productivity and the underlying demographics of global growth drivers.

Overall, the global economy continued to transition from unworkable and unsustainable conditions to more fundamentally sound drivers of real growth. This process has been uncertain and challenging with different countries embracing the necessary changes to varying degrees and timelines. Japan and China implemented substantial economic reforms, many of which have been highly disruptive and dependent on uncertain political will. The goal of both nations has basically been the same: better allocation of capital and resources leading to improved growth and living standards.

In international markets, the combination of a heavy debt burden and slow implementation of reforms caused investors to unwind any remaining strong secular growth expectations of the “super cycle.” The pendulum of sentiment has increasingly tended to swing from the old “New Normal” where strong growth is driven by emerging markets and low inflation to the “New-New Normal” in which emerging markets and low inflation leads to long-term stagnation. During the last quarter of the reporting period, this view gained momentum due to disappointing economic signals from Europe, China and Japan. Notably, emerging markets stabilized during the past year,

ClearBridge International Small Cap Fund 2014 Annual Report	1

Fund overview (cont’d)

however, many developing countries experienced a decline in economic activity as Russia’s actions negatively impacted Central Europe and falling commodity prices weighed upon Brazil and Latin America. As a contrarian value investor, we know that uncertainty, pessimism and low expectations are the foundation of creating attractive opportunities. Our experience also shows that transitional periods of sentiment involving long-held fundamental investor beliefs tend to be challenging for disciplined value managers as high-premium growth and expensive defensive stocks tend to dominate performance. In short, the environment for an active equity approach tied to value investing struggled in the final quarter of the reporting period.

During the past twelve months, the environment was characterized by a downtrend in globally traded goods prices, which was taken by most economists as a sign of dangerous deflation and economic weakness. But this point of view was not validated by actual historical experience as periods of modest deflation or disinflation have been accompanied by strong real economic growth. Technological innovation, disruptive discoveries, expansion of global trade and rising productivity have been responsible for tremendous gains in global living standards and are all deflationary by nature. This kind of “good” deflation increases the value of wages, savings and disposable income. “Bad” deflation is a very rare condition that requires either an extended shortage of real money, as in the Great Depression, or an attempt to prevent inflated asset prices from clearing, as in Japan for the past 20 years. At this stage of the economic cycle, we don’t appear to be in either of these conditions as illustrated by the difference between deflating tradable goods prices and rising services inflation in most economies. From our perspective, the implications of these trends during the reporting period signals a return to longer term leadership of higher value-added consumer stocks as they benefit from falling input costs and rising disposable incomes. In summary, the international small capitalization market, as measured by the MSCI EAFE Small Cap Indexii, posted a gain of 2.99% during the twelve months ended September 30, 2014.

Q. How did we respond to these changing market conditions?

A. The investment team implemented the international small cap investment strategy in a market environment heavily influenced by a combination of tightening liquidity in the United States and declining economic growth expectations across the globe, led by evidence of slowdowns in both China and Europe during the reporting period. Escalating tensions in the Middle East, political instability in several emerging markets, and fears of a spread of the Ebola virus also contributed to the challenges faced by investors. In adhering to the investment strategy, the investment team focused on building a contrarian value portfolio of unique small-cap companies in international markets characterized by leading franchises available at unusually cheap valuations.

During the reporting period, the investment team extracted significant benefits through stock selection in specific sectors, with Financials, Consumer Discretionary, Consumer Staples and Industrial companies posting the best gains. Lagging industries included both Energy and Materials companies.

2	ClearBridge International Small Cap Fund 2014 Annual Report

On a macro level, despite the economic slowdown, the Eurozone economy has begun to show selective signs of healing over the past twelve months. Loan demand has turned up in Europe along with construction activity. Accordingly, there has been significant room for recovery as both housing and auto activity has been reported as less than half of the prior peak levels. As a result, stock prices at the close of the reporting period declined further than justified by the fundamentals and a large gap opened up between return-on-equity (“ROE”) and price-to-book value (“P/BV”). A key aspect of our portfolio view at the end of the reporting period — and looking forward — is to “mind the gap.” In addition to the much discussed equity performance and economic growth gap between the U.S. and the rest of the world, we have focused on the widening gap between ROE and P/BV. This fundamental gap represents a significant opportunity and has been observed not only in Europe — but in Asia and Japan as well.

Japan is a prime example of the tug of war between investor skepticism and economic progress. During the reporting period, quantitative easing in Japan had an underwhelming impact similar to in the U.S.: raising asset prices, lowering real consumer income growth and suppressing interest rates with little effect on the quantity of goods and services produced. Inflation has risen and the yen has fallen — but the benefits have yet to be felt in a domestic economy still reeling from a harmful sales tax increase. However, the key change in Japan has been the broad shift in corporate governance. The vague slogan of “creating stakeholder value” shifted to a simple and clear focus on ROE and growth with Japan’s largest institutions behind the program. Importantly, the Tokyo stock exchange created a special index of 400 firms that meet these two criteria — the JPX-Nikkei Index 400iii. While this transition has just begun, Japan is already experiencing the best earnings and dividend growth in the developed world. In a culture that rewards cohesion and conformity, the threat of “shameful” exclusion from this elite club is a powerful force. Small capitalization firms have quickly embraced the high ROE mantra, leading to the TOPIX small indexiv reaching an all-time high late in the reporting period.

This improvement in company fundamentals has yet to be discounted in share prices as Japanese stock valuations remain near the lowest in the world. Even more dramatically than in Europe, a wide gap exists between the market ROE and P/BV as investors believe the current level of earnings is not sustainable. We are hopeful this powerful dynamic is changing the path of the Japanese economy and stock market and we seek to capitalize on this opportunity for the portfolio.

Over the past twelve months, China and the rest of Asia reflected a period of transformation from the prior external demand, fixed asset, investment-led growth model to a more sustainable focus on domestic demand and more prudent asset allocation. Reforms led by China, India, South Korea and Indonesia have temporarily decreased growth as investment in inefficient sectors and assets was reduced while capital shifted to areas supporting consumers and higher value industries. This positive long-term shift was overlooked by investors concerned with slowing growth and the risk of unwinding the investment and debt of these legacy assets, especially in China. China also was challenged in managing an

ClearBridge International Small Cap Fund 2014 Annual Report	3

Fund overview (cont’d)

orderly deleveraging of its prior stimulus program and cooling off an overheated housing market. Fortunately, incomes, consumer spending and the broader Chinese economy reflect the strongest growth in the world. Share valuations have been available at low levels in China and much of Asia discounted a long-term decline in return on capital despite tangible actions likely to improve asset efficiency and margins. This combination of reasonable valuations and solid underlying growth was especially evident in small-sized Chinese and Asian shares during the reporting period, which allowed them to outperform larger companies in the region. Unlike economies in the Western world, demand in Asia has been driven by rising incomes, increasing productivity, improving living standards and growing per capital Gross Domestic Product (“GDP”)v. These trends, if maintained, could indicate a structural shift of the locus of the global economy from West to East — a shift the investment team has been seeking to capture.

The underperformance of basic materials and commodities late in the reporting period mirrors the demand shift in Asia and highlights one of the key trends since the global financial crisis of 2008, namely the transition in relative profit growth from producer to consumer companies. As a result, we have been cautious and highly selective in the heavy cyclical sectors of the portfolio despite our relatively less pessimistic view of intermediate and long term economic growth.

Despite significant performance during the reporting period, the recent pullback in Europe makes for a contrarian value opportunity. However, after recovering significantly during the past two to three years — a development that allowed us to harvest price gains — we are being more selective in the region. Also, many shares in emerging markets, Japan, China and Asia lagged the rally in European stocks during the reporting period and are currently relatively more attractive and timely. As a result, the recent correction in Europe allows us to both upgrade quality and restore long term upside potential in the context of a broader and more diverse global opportunity set. For small company stocks, the sharp underperformance in Europe left select shares at attractive valuations similar to the lows of the past three years. The correction also included many quality and growth companies, providing the opportunity to upgrade the exposure to both these characteristics at “value” prices. Smaller company equities in Asia, including Japan, have offered both strong momentum and compelling valuation and we anticipate increasing our weighting in the region.

Pessimism and fear in most investable regions across the globe have created a meaningful gap between price and value, an anomaly that we expect will subside as structural reforms are completed and the current pain of change leads to more normalized markets and economies. In the meantime, we expect share prices to reflect increased volatility as sentiment over the likelihood of success from quantitative easing and similar programs holds greater sway than underlying company fundamentals. Looking ahead, we are at the capitulation stage in many markets as investors are selling even the strongest and healthiest performers. For contrarian value investors like ourselves, such a dichotomy between perception and execution provides plentiful chances to upgrade the quality and growth

4	ClearBridge International Small Cap Fund 2014 Annual Report

characteristics of the companies we own and strongly position the portfolio for a sustainable future.

Performance review

For the twelve months ended September 30, 2014, Class A shares of ClearBridge International Small Cap Fund, excluding sales charges, returned 8.76%. The Fund’s unmanaged benchmark, the MSCI EAFE Small Cap Index, returned 3.00% for the same period. The Lipper International Small/Mid-Cap Value Funds Category Average1 returned 7.71% over the same time frame.

Performance Snapshot as of September 30, 2014 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge International Small Cap Fund:
Class A	-5.54%	8.76%
Class C	-5.92%	7.91%
Class I	-5.45%	9.00%
MSCI EAFE Small Cap Index	-5.90%	3.00%
Lipper International Small/Mid-Cap Value Funds Category Average[1]	-2.63%	7.71%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Performance of Class A2 shares is not shown because the inception date for this share class was August 1, 2014.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 1, 2014, the gross total annual operating expense ratios for Class A, Class C and Class I shares were 3.61%, 4.15% and 2.09%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.45% for Class A shares, 2.20% for Class C shares and 1.20% for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[1]	Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 22 funds for the six-month period and among the 21 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

ClearBridge International Small Cap Fund 2014 Annual Report	5

Fund overview (cont’d)

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. Stock selection in the Financials, Consumer Staples, Consumer Discretionary, and Industrial sectors significantly enhanced the Fund’s results during the reporting period. An underweight to Materials also contributed positively to performance. On a country basis, performance benefited through stock selection in Asia ex-Japan, Europe ex-UK, and Japan. Over the reporting period, individual stocks that made a significant contribution to performance included Marine Harvest in the Consumer Staples sector, Travelsky Technology Ltd. in the Information Technology sector, and Quick Co. Ltd. in the Industrials sector.

Q. What were the leading detractors from performance?

A. Stock selection in the Energy and Materials sectors negatively impacted performance during the reporting period. Over the reporting period, individual stocks that detracted from performance during the period included Tarkett SA in the Industrials sector, SUSS MicroTec AG in the Information Technology sector and Iida Group Holdings Co., Ltd., in the Consumer Discretionary sector.

Thank you for your investment in ClearBridge International Small Cap Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Paul D. Ehrlichman

Senior Portfolio Manager

ClearBridge Investments, LLC

Sean M. Bogda, CFA

Portfolio Manager

ClearBridge Investments, LLC

Safa R. Muhtaseb, CFA

Portfolio Manager

ClearBridge Investments, LLC

October 21, 2014

RISKS: Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed income securities falls. Derivatives, such as options and futures, can be illiquid, may

6	ClearBridge International Small Cap Fund 2014 Annual Report

disproportionately increase losses and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of September 30, 2014 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were Anta Sports Products Ltd. (1.7%), Travelsky Technology Ltd., Class H Shares (1.3%), Banco Latinoamericano de Comercio Exterior SA (1.3%), Tom Tailor Holding AG (1.3%), Quick Co., Ltd. (1.2%), Saft Groupe SA (1.2%), Koito Manufacturing Co., Ltd. (1.1%), G.U.D Holdings Ltd. (1.1%), Pacific Online Ltd. (1.1%) and Gaztransport Et Technigaz SA (1.1%). Please refer to pages 13 through 19 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2014 were: Consumer Discretionary (21.4%), Industrials (21.4%), Information Technology (15.4%), Financials (10.7%) and Materials (8.8%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual for future performance.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii	The MSCI EAFE Small Cap Index is an unmanaged, market-weighted index of small companies in developed markets, excluding the U.S. and Canada.

iii

The JPX-Nikkei Index 400 is composed of companies with high appeal for investors, which meet requirements of global investment standards, such as efficient use of capital and investor-focused management perspectives. The index was jointly developed by Nikkei, Japan Exchange Group and Tokyo Stock Exchange.

iv

The TOPIX Small Index value is calculated based on the market capitalization of stocks other than the TOPIX 500 stocks and non-eligible stocks, selected out of all the stocks that are consisted of the Tokyo Stock Price Index (TOPIX), after adjusting for public float.

[v]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ClearBridge International Small Cap Fund 2014 Annual Report	7

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of September 30, 2014 and September 30, 2013. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

8	ClearBridge International Small Cap Fund 2014 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2014 and held for the six-months ended September 30, 2014, unless otherwise noted.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]							Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period			Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-5.54%	$1,000.00	$944.60	1.44%	$7.02	[3]	Class A	5.00%	$1,000.00	$1,017.85	1.44%	$7.28
Class A2[4]	-4.10	1,000.00	959.00	1.52	2.37	[5]	Class A2	5.00	1,000.00	1,017.45	1.52	7.69
Class C	-5.92	1,000.00	940.80	2.20	10.70	[3]	Class C	5.00	1,000.00	1,014.04	2.20	11.11
Class I	-5.45	1,000.00	945.50	1.20	5.85	[3]	Class I	5.00	1,000.00	1,019.05	1.20	6.07

ClearBridge International Small Cap Fund 2014 Annual Report	9

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended September 30, 2014, unless otherwise noted.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

[4]	For the period August 1, 2014 (inception date) through September 30, 2014.

[5]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (58), then divided by 365.

10	ClearBridge International Small Cap Fund 2014 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class A2†	Class C	Class I
Twelve Months Ended 9/30/14	8.76%	N/A	7.91%	9.00%
Inception* through 9/30/14	11.53	-4.10%	10.69	11.80

With sales charges[2]	Class A	Class A2†	Class C	Class I
Twelve Months Ended 9/30/14	2.50%	N/A	6.91%	9.00%
Inception* through 9/30/14	9.89	-9.61%	10.69	11.80

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 10/1/10 through 9/30/14)	54.72%
Class A2 (Inception date of 8/1/14 through 9/30/14)	-4.10
Class C (Inception date of 10/1/10 through 9/30/14)	50.15
Class I (Inception date of 10/1/10 through 9/30/14)	56.23

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Not annualized.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares and Class A2 shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, A2, C and I shares are October 1, 2010, August 1, 2014, October 1, 2010 and October 1, 2010, respectively.

ClearBridge International Small Cap Fund 2014 Annual Report	11

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A and C Shares of ClearBridge International Small Cap Fund vs. MSCI EAFE Small Cap Index† — October 2010 - September 2014

Value of $1,000,000 invested in

Class I Shares of ClearBridge International Small Cap Fund vs. MSCI EAFE Small Cap Index† — October 2010 -September 2014

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A and C shares and $1,000,000 invested in Class I shares of ClearBridge International Small Cap Fund on October 1, 2010, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2014. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the MSCI EAFE Small Cap Index. The MSCI EAFE Small Cap Index an unmanaged, market-weighted index of small companies in developed markets, excluding the U.S. and Canada. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A, C and I shares’ performance indicated on these charts, depending on whether greater or lesser sales changes and fees were incurred by shareholders investing in the other classes.

12	ClearBridge International Small Cap Fund 2014 Annual Report

Schedule of investments

September 30, 2014

ClearBridge International Small Cap Fund

Security	Shares	Value
Common Stocks — 89.6%
Consumer Discretionary — 21.4%
Auto Components — 2.9%
Calsonic Kansei Corp.	134,470	$731,968
Hyundai Wia Corp.	2,809	572,315
Koito Manufacturing Co., Ltd.	31,835	864,704
Total Auto Components		2,168,987
Distributors — 0.8%
Xinhua Winshare Publishing and Media Co., Ltd., Class H Shares	706,263	622,142
Hotels, Restaurants & Leisure — 2.2%
eDreams ODIGEO SL	97,880	360,868	*
Melia Hotels International SA	48,980	506,359
REXLot Holdings Ltd.	4,685,235	476,678
Saint Marc Holdings Co., Ltd.	6,239	315,150
Total Hotels, Restaurants & Leisure		1,659,055
Household Durables — 3.3%
Cyrela Brazil Realty SA	59,730	301,365
G.U.D Holdings Ltd.	142,980	846,258
Higashi Nihon House Co., Ltd.	80,910	391,732
Iida Group Holdings Co., Ltd.	52,212	638,874
Skyworth Digital Holdings Ltd.	666,060	345,689
Total Household Durables		2,523,918
Leisure Products — 1.1%
Beneteau	23,420	374,195	*
Trigano SA	19,310	440,475	*
Total Leisure Products		814,670
Media — 1.6%
Avex Group Holdings Inc.	33,797	512,463
KT Skylife Co., Ltd.	16,765	359,846
Technicolor SA	58,630	382,630	*
Total Media		1,254,939
Specialty Retail — 4.8%
Arc Land Sakamoto Co., Ltd.	22,468	526,694
Hard Off Corp. Co., Ltd.	44,770	368,202
Laura Ashley Holdings PLC	912,140	388,163
Mekonomen AB	20,430	443,084
Nafco Co., Ltd.	36,090	573,228
Tom Tailor Holding AG	55,460	970,176	*
Yellow Hat Ltd.	17,814	391,445
Total Specialty Retail		3,660,992

See Notes to Financial Statements.

ClearBridge International Small Cap Fund 2014 Annual Report	13

Schedule of investments (cont’d)

September 30, 2014

ClearBridge International Small Cap Fund

Security	Shares	Value
Textiles, Apparel & Luxury Goods — 4.7%
361 Degrees International Ltd.	1,682,899	$463,809
Anta Sports Products Ltd.	639,214	1,295,740
Grendene SA	113,310	786,955
Hosa International Ltd.	1,857,120	691,202
Xtep International Holdings Ltd.	737,043	335,069
Total Textiles, Apparel & Luxury Goods		3,572,775
Total Consumer Discretionary		16,277,478
Consumer Staples — 5.3%
Beverages — 0.7%
C&C Group PLC	99,190	527,437
Food & Staples Retailing — 2.0%
Greggs PLC	78,580	754,149
Valor Co., Ltd.	48,275	780,851
Total Food & Staples Retailing		1,535,000
Food Products — 2.6%
Asian Citrus Holdings Ltd.	1,712,670	355,113
Havfisk ASA	164,980	308,146	*
Indofood Agri Resources Ltd.	715,340	465,417
Koninklijke Wessanen NV	111,560	676,630
Labixiaoxin Snacks Group Ltd.	1,102,860	154,815	*
Total Food Products		1,960,121
Total Consumer Staples		4,022,558
Energy — 4.5%
Energy Equipment & Services — 1.7%
Lamprell PLC	272,081	720,070	*
Shinko Plantech Co., Ltd.	73,501	563,614
Total Energy Equipment & Services		1,283,684
Oil, Gas & Consumable Fuels — 2.8%
Cairn Energy PLC	122,150	349,511	*
Exmar NV	42,770	658,242
Gaztransport Et Technigaz SA	13,750	813,468
Hargreaves Services PLC	33,670	311,129
Total Oil, Gas & Consumable Fuels		2,132,350
Total Energy		3,416,034
Financials — 10.7%
Banks — 3.1%
Banco Latinoamericano de Comercio Exterior SA	31,634	970,531
DGB Financial Group Inc.	44,653	710,894

See Notes to Financial Statements.

14	ClearBridge International Small Cap Fund 2014 Annual Report

ClearBridge International Small Cap Fund

Security	Shares	Value
Banks — continued
OFG Bancorp	44,300	$663,614
Total Banks		2,345,039
Capital Markets — 3.7%
Anima Holding SpA	127,030	699,221	*
China Cinda Asset Management Co., Ltd., Class H Shares	1,177,550	518,648	*
Ichiyoshi Securities Co., Ltd.	43,305	518,831
KIWOOM Securities Co., Ltd.	11,104	538,758
Korea Investment Holdings Co., Ltd.	10,023	526,201
Total Capital Markets		2,801,659
Insurance — 1.2%
Greenlight Capital Re Ltd., Class A Shares	16,420	532,172	*
New China Life Insurance Co., Ltd., Class H Shares	102,960	358,677
Total Insurance		890,849
Real Estate Investment Trusts (REITs) — 1.9%
Frasers Commercial Trust	306,910	324,785
Irish Residential Properties REIT PLC	485,000	673,837	*
Lar Espana Real Estate Socimi SA	38,630	456,202	*
Total Real Estate Investment Trusts (REITs)		1,454,824
Real Estate Management & Development — 0.8%
GAGFAH SA	31,705	590,664	*
Total Financials		8,083,035
Health Care — 2.1%
Health Care Providers & Services — 0.4%
HAEMATO AG	52,080	270,355
Pharmaceuticals — 1.7%
China Shineway Pharmaceutical Group Ltd.	327,440	560,854
KYORIN Holdings Inc.	36,286	736,473
Total Pharmaceuticals		1,297,327
Total Health Care		1,567,682
Industrials — 21.4%
Building Products — 3.1%
Maezawa Kasei Industries Co., Ltd.	43,507	466,111
Sanitec Corp.	37,180	343,925
Sankyo Tateyama Inc.	29,694	576,417
Tarkett SA	20,260	542,240
Wienerberger AG	29,890	385,076
Total Building Products		2,313,769

See Notes to Financial Statements.

ClearBridge International Small Cap Fund 2014 Annual Report	15

Schedule of investments (cont’d)

September 30, 2014

ClearBridge International Small Cap Fund

Security	Shares	Value
Commercial Services & Supplies — 2.3%
Aeon Delight Co., Ltd.	25,375	$617,514
Shanks Group PLC	507,602	740,609
Séché Environnement	13,333	383,958
Total Commercial Services & Supplies		1,742,081
Construction & Engineering — 3.2%
China Singyes Solar Technologies Holdings Ltd.	321,130	569,071	*
Daelim Industrial Co.	4,955	354,516
GS Engineering & Construction Corp.	13,855	481,199	*
Heijmans NV	46,610	738,828
Mudajaya Group Bhd	461,570	279,995
Total Construction & Engineering		2,423,609
Electrical Equipment — 3.1%
Endo Lighting Corp.	41,244	480,976
Nitto Kogyo Corp.	20,129	403,773
Saft Groupe SA	25,778	877,137
Zumtobel Group AG	29,170	545,832
Total Electrical Equipment		2,307,718
Machinery — 3.4%
China CNR Corp., Ltd., Class H Shares	627,500	542,255	*(a)
Danieli & C Officine Meccaniche SpA	12,840	330,838
Meidensha Corp.	137,800	542,782
Meyer Burger Technology AG	61,700	632,704	*
Yangzijiang Shipbuilding Holdings Ltd.	584,320	540,486
Total Machinery		2,589,065
Marine — 1.1%
D/S Norden A/S	17,910	459,788
Diana Shipping Inc.	42,790	382,543	*
Total Marine		842,331
Professional Services — 2.9%
FULLCAST Holdings Co., Ltd.	145,740	765,409
Pasona Group Inc.	98,040	535,454
Quick Co., Ltd.	94,610	905,772
Total Professional Services		2,206,635
Road & Rail — 0.4%
Sixt SE	10,090	324,148
Transportation Infrastructure — 1.9%
Anhui Expressway Co., Ltd.	613,000	374,991
Yuexiu Transport Infrastructure Ltd.	1,003,653	613,966

See Notes to Financial Statements.

16	ClearBridge International Small Cap Fund 2014 Annual Report

ClearBridge International Small Cap Fund

Security	Shares	Value
Transportation Infrastructure — continued
Zhejiang Expressway Co., Ltd., Class H Shares	473,506	$481,138
Total Transportation Infrastructure		1,470,095
Total Industrials		16,219,451
Information Technology — 15.4%
Communications Equipment — 0.4%
Icom Inc.	13,032	326,528
Electronic Equipment, Instruments & Components — 5.5%
Datalogic SpA	72,340	751,054
E2v Technologies PLC	217,187	566,869
Fabrinet	36,520	533,192	*
Kingboard Chemical Holdings Ltd.	177,640	352,770
Laird PLC	130,229	653,841
Oki Electric Industry Co., Ltd.	228,090	532,401
Orbotech Ltd.	23,620	368,000	*
SiiX Corp.	25,513	443,613
Total Electronic Equipment, Instruments & Components		4,201,740
Internet Software & Services — 1.1%
Pacific Online Ltd.	1,508,710	814,117
IT Services — 4.8%
Indra Sistemas SA	43,813	614,252
NS Solutions Corp.	12,953	385,017
Poletowin Pitcrew Holdings Inc.	37,070	341,379
Quindell PLC	105,899	249,363
SCSK Corp.	20,259	544,365
Travelsky Technology Ltd., Class H Shares	904,970	976,664
Zuken Inc.	51,250	516,355
Total IT Services		3,627,395
Semiconductors & Semiconductor Equipment — 1.3%
Aixtron SE	39,170	595,910	*
SUSS MicroTec AG	64,620	388,830	*
Total Semiconductors & Semiconductor Equipment		984,740
Software — 1.6%
SDL PLC	73,870	413,153	*
SRA Holdings Inc.	26,469	397,246
Sword Group	15,444	363,797
Total Software		1,174,196
Technology Hardware, Storage & Peripherals — 0.7%
Wincor Nixdorf AG	10,810	553,789
Total Information Technology		11,682,505

See Notes to Financial Statements.

ClearBridge International Small Cap Fund 2014 Annual Report	17

Schedule of investments (cont’d)

September 30, 2014

ClearBridge International Small Cap Fund

Security			Shares	Value
Materials — 8.8%
Chemicals — 1.7%
Incitec Pivot Ltd.			282,895	$671,236
Yingde Gases Group Co.			673,840	634,368
Total Chemicals				1,305,604
Construction Materials — 1.3%
Dongpeng Holdings Co., Ltd.			961,840	369,136
Italcementi S.p.A.			91,513	587,174
Total Construction Materials				956,310
Containers & Packaging — 0.7%
AMVIG Holdings Ltd.			555,641	253,317
RPC Group PLC			30,210	273,770
Total Containers & Packaging				527,087
Metals & Mining — 5.1%
APERAM			17,640	550,655	*
Asahi Holdings Inc.			29,410	526,122
BlueScope Steel Ltd.			94,980	450,726	*
Eramet			4,200	442,581	*
Nyrstar			110,580	338,416	*
Sims Metal Management Ltd.			48,330	474,355	*
Tokyo Steel Manufacturing Co., Ltd.			132,900	701,610
Troy Resources Ltd.			647,080	424,913	*
Total Metals & Mining				3,909,378
Total Materials				6,698,379
Total Investments before Short-Term Investments (Cost — $67,780,502)				67,967,122

	Rate	Maturity Date	Face Amount
Short-Term Investments — 5.8%
Repurchase Agreements — 5.8%
Interest in $1,332,731,000 joint tri-party repurchase agreement dated 9/30/14 with RBS Securities Inc.; Proceeds at maturity — $4,423,000; (Fully collateralized by various U.S. government obligations, 0.125% to 3.875% due 4/15/15 to 2/15/44; Market value — $4,511,460) (Cost — $4,423,000)	0.001%	10/1/14	$4,423,000	4,423,000
Total Investments — 95.4% (Cost — $72,203,502#)				72,390,122
Other Assets in Excess of Liabilities — 4.6%				3,521,275
Total Net Assets — 100.0%				$75,911,397

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is $72,398,822.

See Notes to Financial Statements.

18	ClearBridge International Small Cap Fund 2014 Annual Report

ClearBridge International Small Cap Fund

Abbreviation used in this schedule:
REIT	— Real Estate Investment Trust

Summary of Investments by Country** (unaudited)
Japan	24.7%
China	15.1
United Kingdom	6.5
France	6.4
Germany	5.1
South Korea	4.9
Australia	4.0
Italy	3.3
Spain	2.7
Hong Kong	2.5
Netherlands	1.9
Ireland	1.7
United States	1.6
Brazil	1.5
Belgium	1.4
Panama	1.3
Austria	1.3
Singapore	1.1
United Arab Emirates	1.0
Switzerland	0.9
Luxembourg	0.8
Thailand	0.7
Denmark	0.6
Sweden	0.6
Greece	0.5
Israel	0.5
Finland	0.5
Norway	0.4
Malaysia	0.4
Short-Term Investments	6.1
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of September 30, 2014 and are subject to change.

See Notes to Financial Statements.

ClearBridge International Small Cap Fund 2014 Annual Report	19

Statement of assets and liabilities

September 30, 2014

Assets:
Investments, at value (Cost — $72,203,502)	$72,390,122
Foreign currency, at value (Cost — $2,172)	2,170
Cash	300
Receivable for Fund shares sold	3,645,818
Dividends receivable	189,457
Prepaid expenses	57,140
Total Assets	76,285,007

Liabilities:
Payable for securities purchased	163,371
Payable for Fund shares repurchased	98,434
Investment management fee payable	35,169
Service and/or distribution fees payable	6,218
Trustees’ fees payable	630
Accrued expenses	69,788
Total Liabilities	373,610
Total Net Assets	$75,911,397

Net Assets:
Par value (Note 7)	$46
Paid-in capital in excess of par value	71,956,349
Undistributed net investment income	524,826
Accumulated net realized gain on investments and foreign currency transactions	3,247,730
Net unrealized appreciation on investments and foreign currencies	182,446
Total Net Assets	$75,911,397

Shares Outstanding:
Class A	1,552,589
Class A2	20,878
Class C	111,963
Class I	2,936,033

Net Asset Value:
Class A (and redemption price)	$16.36
Class A2 (and redemption price)	$16.37
Class C*	$16.21
Class I (and redemption price)	$16.47
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$17.36
Class A2 (based on maximum initial sales charge of 5.75%)	$17.37

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

20	ClearBridge International Small Cap Fund 2014 Annual Report

Statement of operations

For the Year Ended September 30, 2014

Investment Income:
Dividends	$1,350,174
Interest	1,792
Less: Foreign taxes withheld	(123,837)
Total Investment Income	1,228,129

Expenses:
Investment management fee (Note 2)	440,313
Registration fees	60,861
Custody fees	46,318
Transfer agent fees (Note 5)	39,519
Service and/or distribution fees (Notes 2 and 5)	37,628
Audit and tax fees	32,432
Legal fees	28,168
Shareholder reports	24,904
Fund accounting fees	3,954
Trustees’ fees	3,867
Insurance	1,228
Miscellaneous expenses	5,694
Total Expenses	724,886
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(66,535)
Net Expenses	658,351
Net Investment Income	569,778

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	3,452,667
Foreign currency transactions	(30,690)
Net Realized Gain	3,421,977
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(3,593,159)
Foreign currencies	(5,008)
Change in Net Unrealized Appreciation (Depreciation)	(3,598,167)
Net Loss on Investments and Foreign Currency Transactions	(176,190)
Increase in Net Assets from Operations	$393,588

See Notes to Financial Statements.

ClearBridge International Small Cap Fund 2014 Annual Report	21

Statements of changes in net assets

For the Years Ended September 30,	2014	2013

Operations:
Net investment income	$569,778	$451,508
Net realized gain	3,421,977	194,717
Change in net unrealized appreciation (depreciation)	(3,598,167)	3,627,012
Increase in Net Assets From Operations	393,588	4,273,237

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(480,002)	(94,678)
Net realized gains	(291,411)	(124,873)
Decrease in Net Assets From Distributions to Shareholders	(771,413)	(219,551)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	62,747,202	23,255,168
Reinvestment of distributions	760,077	204,402
Cost of shares repurchased	(17,053,965)	(1,740,870)
Increase in Net Assets From Fund Share Transactions	46,453,314	21,718,700
Increase in Net Assets	46,075,489	25,772,386

Net Assets:
Beginning of year	29,835,908	4,063,522
End of year*	$75,911,397	$29,835,908
*Includesundistributed net investment income of:	$524,826	$336,104

See Notes to Financial Statements.

22	ClearBridge International Small Cap Fund 2014 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class A Shares[1]	2014	2013	2012	2011[2]

Net asset value, beginning of year	$15.41	$12.77	$11.04	$12.00

Income (loss) from operations:
Net investment income	0.23	0.21	0.27	0.15
Net realized and unrealized gain (loss)	1.12	3.05	1.96	(1.00)
Total income (loss) from operations	1.35	3.26	2.23	(0.85)

Less distributions from:
Net investment income	(0.25)	(0.26)	(0.26)	(0.11)
Net realized gains	(0.15)	(0.36)	(0.24)	—
Total distributions	(0.40)	(0.62)	(0.50)	(0.11)

Net asset value, end of year	$16.36	$15.41	$12.77	$11.04
Total return[3]	8.76%	26.61%	20.99%	(7.13)%

Net assets, end of year (000s)	$25,398	$385	$353	$96

Ratios to average net assets:
Gross expenses	1.66%	3.61%	7.40%	11.39%[4]
Net expenses[5,6,7]	1.44	1.45	1.45	1.45 [4]
Net investment income	1.36	1.56	2.34	1.19 [4]

Portfolio turnover rate	45%	49%	41%	41%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 1, 2010 (inception date) through September 30, 2011.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

ClearBridge International Small Cap Fund 2014 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class A2 Shares[1]	2014[2]

Net asset value, beginning of period	$17.07

Income (loss) from operations:
Net investment income	0.05
Net realized and unrealized loss	(0.75)
Total loss from operations	(0.70)

Net asset value, end of period	$16.37
Total return[3]	(4.10)%

Net assets, end of period (000s)	$342

Ratios to average net assets:
Gross expenses[4]	1.59%
Net expenses[4,5,6,7]	1.52
Net investment income[4]	2.13

Portfolio turnover rate	45%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 1, 2014 (inception date) through September 30, 2014.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of shares did not exceed 1.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	For the year end September 30, 2014.

See Notes to Financial Statements.

24	ClearBridge International Small Cap Fund 2014 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class C Shares[1]	2014	2013	2012	2011[2]

Net asset value, beginning of year	$15.33	$12.69	$10.98	$12.00

Income (loss) from operations:
Net investment income	0.05	0.11	0.18	0.06
Net realized and unrealized gain (loss)	1.16	3.05	1.95	(0.99)
Total income (loss) from operations	1.21	3.16	2.13	(0.93)

Less distributions from:
Net investment income	(0.18)	(0.16)	(0.18)	(0.09)
Net realized gains	(0.15)	(0.36)	(0.24)	—
Total distributions	(0.33)	(0.52)	(0.42)	(0.09)

Net asset value, end of year	$16.21	$15.33	$12.69	$10.98
Total return[3]	7.91%	25.75%	20.00%	(7.80)%

Net assets, end of year (000s)	$1,815	$244	$110	$92

Ratios to average net assets:
Gross expenses	2.54%	4.15%	8.71%	11.98%[4]
Net expenses[5,6,7]	2.20	2.20	2.20	2.20 [4]
Net investment income	0.32	0.81	1.58	0.44 [4]

Portfolio turnover rate	45%	49%	41%	41%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 1, 2010 (inception date) through September 30, 2011.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

ClearBridge International Small Cap Fund 2014 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class I Shares[1]	2014	2013	2012	2011[2]

Net asset value, beginning of year	$15.47	$12.79	$11.06	$12.00

Income (loss) from operations:
Net investment income	0.18	0.35	0.30	0.18
Net realized and unrealized gain (loss)	1.21	2.96	1.96	(1.00)
Total income (loss) from operations	1.39	3.31	2.26	(0.82)

Less distributions from:
Net investment income	(0.24)	(0.27)	(0.29)	(0.12)
Net realized gains	(0.15)	(0.36)	(0.24)	—
Total distributions	(0.39)	(0.63)	(0.53)	(0.12)

Net asset value, end of year	$16.47	$15.47	$12.79	$11.06
Total return[3]	9.00%	26.97%	21.27%	(6.91)%

Net assets, end of year (000s)	$48,356	$29,207	$3,601	$2,272

Ratios to average net assets:
Gross expenses	1.30%	2.09%	7.52%	11.07%[4]
Net expenses[5,6,7]	1.20	1.20	1.20	1.20 [4]
Net investment income	1.04	2.50	2.57	1.44 [4]

Portfolio turnover rate	45%	49%	41%	41%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 1, 2010 (inception date) through September 30, 2011.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

26	ClearBridge International Small Cap Fund 2014 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge International Small Cap Fund (formerly, ClearBridge International Small Cap Opportunity Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of

ClearBridge International Small Cap Fund 2014 Annual Report	27

Notes to financial statements (cont’d)

Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

28	ClearBridge International Small Cap Fund 2014 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$67,967,122	—	—	$67,967,122
Short-term investments†	—	$4,423,000	—	4,423,000
Total investments	$67,967,122	$4,423,000	—	$72,390,122

†	See Schedule of Investments for additional detailed categorizations.

For the year ended September 30, 2014, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At September 30, 2014, securities valued at $29,720,164 were transferred from Level 2 to Level 1 within the fair value hierarchy.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund

ClearBridge International Small Cap Fund 2014 Annual Report	29

Notes to financial statements (cont’d)

recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(f) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions,

30	ClearBridge International Small Cap Fund 2014 Annual Report

where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of September 30, 2014, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

ClearBridge International Small Cap Fund 2014 Annual Report	31

Notes to financial statements (cont’d)

(h) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(i) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(j) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(k) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(l) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain
(a)	$98,946	$(98,946)

(a)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of passive foreign investment companies.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

32	ClearBridge International Small Cap Fund 2014 Annual Report

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.850%
Next $1 billion	0.825
Next $3 billion	0.800
Next $5 billion	0.775
Over $10 billion	0.750

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays ClearBridge and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class A2, Class C and Class I shares did not exceed 1.45%, 1.65%, 2.20% and 1.20%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

During the year ended September 30, 2014, fees waived and/or expenses reimbursed amounted to $66,535.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

ClearBridge International Small Cap Fund 2014 Annual Report	33

Notes to financial statements (cont’d)

For the year ended September 30, 2014, LMIS and its affiliates retained sales charges of $6,444 and $773 on sales of the Fund’s Class A shares and Class A2 shares, respectively. In addition, there were no CDSCs paid to LMIS and its affiliates for the year ended September 30, 2014.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended September 30, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$61,210,820
Sales	21,555,741

At September 30, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$5,879,623
Gross unrealized depreciation	(5,888,323)
Net unrealized depreciation	$(8,700)

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

At September 30, 2014, the Fund did not have any derivative instruments outstanding.

The following table provides information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended September 30, 2014. The table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts[1]	$24

[1]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

During the year ended September 30, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to sell)†	$148

†	At September 30, 2014, there were no open positions held in this derivative.

34	ClearBridge International Small Cap Fund 2014 Annual Report

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class A2 and Class C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C shares calculated at the annual rate of 0.75% of the average daily net assets of each class. Service and distribution fees are accrued and paid monthly.

For the year ended September 30, 2014, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$29,129	$23,358
Class A2†	52	4
Class C	8,447	2,591
Class I	—	13,566
Total	$37,628	$39,519

†	For the period August 1, 2014 (inception date) to September 30, 2014.

For the year ended September 30, 2014, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$25,555
Class A2†	14
Class C	2,891
Class I	38,075
Total	$66,535

†	For the period August 1, 2014 (inception date) to September 30, 2014.

6. Distributions to shareholders by class

	Year Ended September 30, 2014	Year Ended September 30, 2013
Net Investment Income:
Class A	$18,022	$8,274
Class A2†	—	—
Class C	3,411	1,399
Class I	458,569	85,005
Total	$480,002	$94,678

Net Realized Gains:
Class A	$9,194	$11,153
Class A2†	—	—
Class C	2,743	3,134
Class I	279,474	110,586
Total	$291,411	$124,873

†	For the period August 1, 2014 (inception date) to September 30, 2014.

ClearBridge International Small Cap Fund 2014 Annual Report	35

Notes to financial statements (cont’d)

7. Shares of beneficial interest

At September 30, 2014, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended September 30, 2014				Year Ended September 30, 2013
	Shares		Amount		Shares	Amount
Class A
Shares sold	2,103,523		$36,103,642		19,549	$267,227
Shares issued on reinvestment	1,661		27,070		1,512	19,427
Shares repurchased	(577,590)		(9,832,364)		(23,710)	(331,128)
Net increase (decrease)	1,527,594		$26,298,348		(2,649)	$(44,474)

Class A2
Shares sold	20,978	†	$354,915	†	—	—
Shares repurchased	(100)	†	(1,707)	†	—	—
Net increase	20,878	†	$353,208	†	—	—

Class C
Shares sold	103,113		$1,769,855		7,278	$107,623
Shares issued on reinvestment	380		6,154		355	4,532
Shares repurchased	(7,409)		(124,278)		(414)	(6,343)
Net increase	96,084		$1,651,731		7,219	$105,812
Class I
Shares sold	1,414,846		$24,518,790		1,691,352	$22,880,318
Shares issued on reinvestment	44,419		726,853		14,008	180,443
Shares repurchased	(411,131)		(7,095,616)		(98,920)	(1,403,399)
Net increase	1,048,134		$18,150,027		1,606,440	$21,657,362

†	For the period August 1, 2014 (inception date) to September 30, 2014.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, was as follows:

	2014	2013
Distributions Paid From:
Ordinary income	$511,435	$111,875
Net long-term capital gains	259,978	107,676
Total distributions paid	$771,413	$219,551

36	ClearBridge International Small Cap Fund 2014 Annual Report

As of September 30, 2014, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$1,274,375
Undistributed long-term capital gains — net	2,734,055
Total undistributed earnings	$4,008,430
Other book/tax temporary differences(a)	(40,554)
Unrealized appreciation (depreciation)(b)	(12,874)
Total accumulated earnings (losses) — net	$3,955,002

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

ClearBridge International Small Cap Fund 2014 Annual Report	37

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of ClearBridge International Small Cap Fund (formerly, ClearBridge International Small Cap Opportunity Fund) (the “Fund”), a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended and for the period from October 1, 2010 (inception date) through September 30, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ClearBridge International Small Cap Fund as of September 30, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended and for the period from October 1, 2010 (inception date) through September 30, 2011, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 13, 2014

38	ClearBridge International Small Cap Fund 2014 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge International Small Cap Fund (formerly, ClearBridge International Small Cap Opportunity Fund) (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

ClearBridge International Small Cap Fund	39

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Althea L. Duersten[3]
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (1993 to 2011)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998; since 2000 and since 2013
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

40	ClearBridge International Small Cap Fund

Independent Trustees cont’d
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (35 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (since 2013); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

ClearBridge International Small Cap Fund	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer:
Kenneth D. Fuller[4]
Year of birth	1958
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 170 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and
Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)
Number of funds in fund complex overseen by Trustee	158
Other board memberships held by Trustee during past five years	None

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

42	ClearBridge International Small Cap Fund

Additional Officers cont’d
Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LMAS (since 2002) and LMFAM (since 2013)

ClearBridge International Small Cap Fund	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2011); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Manager of Fund Administration at UBS Global Asset Management (prior to 2007)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Effective April 1, 2014, Ms. Duersten became a Trustee.

[4]	Mr. Fuller is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

44	ClearBridge International Small Cap Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2014:

Record date:	12/11/2013		12/26/2013
Payable date:	12/12/2013		12/27/2013
Ordinary income:
Qualified dividend income for individuals	99.85%		99.85%
Foreign source income	83.74	%*	83.74	%*
Foreign taxes paid per share	$0.002006		$0.030177
Long-term capital gain dividend	$0.13200		—

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

ClearBridge International Small Cap Fund	45

ClearBridge

International Small Cap Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten*

Kenneth D. Fuller

President

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

*	Effective April 1, 2014, Ms. Duersten became a Trustee.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

ClearBridge International Small Cap Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

ClearBridge International Small Cap Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on the Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Funds’ website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge International Small Cap Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX014028 11/14 SR14-2340

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Andrew L. Breech possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Andrew L. Breech as the Audit Committee’s financial expert. Andrew L. Breech is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2013 and September 30, 2014 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $134,800 in 2013 and $187,500 in 2014

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $6,000 in 2013 and $4 in 2014. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $27,800 in 2013 and $16,000 in 2014. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) and (c) of this Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”)
constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-
audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s))
prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2013 and 2014; Tax Fees were 100% and 100% for 2013 and 2014; and Other Fees were 100% and 100% for 2013 and 2014.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2014.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades Andrew L. Breech Dwight B. Crane Althea L. Duersten Frank G. Hubbard Howard J. Johnson Jerome H. Miller Ken Miller John J. Murphy Thomas F. Schlafly

b) Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)    The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	November 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	November 21, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	November 21, 2014